Exhibit 99.1

For more information, contact:

Kathleen Nemeth

Senior Vice President, Investor Relations

Kathleen.Nemeth@omnicell.com

650-435-3318

Omnicell Appoints Nchacha E. Etta as Executive Vice President and Chief Financial Officer

Seasoned Leader Brings Over Two Decades of Finance and Accounting Experience to Omnicell

FORT WORTH, Texas, -- May 15, 2023—Omnicell, Inc. (Nasdaq: OMCL) (“Omnicell” or the “Company”), a leader in transforming the pharmacy care delivery model, today announced that Nchacha E. Etta has been appointed Executive Vice President and Chief Financial Officer of the Company, effective June 1, 2023. Mr. Etta succeeds Peter J. Kuipers, who, as previously announced, will be stepping down from his role as Executive Vice President and Chief Financial Officer. Mr. Kuipers will remain with the Company through July 1, 2023, to help ensure a smooth transition of responsibilities.

Mr. Etta is a seasoned finance and accounting executive with more than 20 years of experience leading and working in global finance organizations across healthcare and consumer products industries. He most recently served as Chief Financial Officer of Essilor of America, Inc., a subsidiary of EssilorLuxottica SA, where he developed and executed long-range financial and commercial strategy. Prior to his role at Essilor of America, Mr. Etta served as the Worldwide Vice President and Chief Financial Officer of Johnson & Johnson Vision, where he led finance operations with a 250-person global team. He has also served in a number of financial roles of increasing responsibility at The Coca-Cola Company, Microsoft Corporation and Eli Lilly and Company.

“We are very pleased to welcome Nchacha to the Omnicell team and we look forward to benefitting from his finance and accounting expertise as well as the broader leadership experience he brings to our organization,” said Randall Lipps, chairman, president, chief executive officer, and founder of Omnicell. “Nchacha is a commercially-focused and collaborative leader who not only has a proven track record of delivering strong financial and operating results but also shares our passion for improving patients’ health. We believe his skillsets and insights will be incredibly valuable as we continue to focus on realizing the benefits of our recent acquisitions, strengthening our operational efficiencies and building on the momentum underway. I look forward to working closely with him as we continue to strive to deliver value for our stockholders, our employees, our healthcare partners and their patients.”

“Omnicell is a category creator that is working to transform the pharmacy care delivery model, and I am honored to join the team in an effort to leverage my expertise to help drive the Company’s strategy forward,” said Mr. Etta. “Omnicell’s mission is one that I deeply believe in, and I look forward to collaborating with Randall and the entire management team as we seek to capture the potential opportunities that lie ahead and drive long-term value creation.”

About Nchacha E. Etta

Mr. Etta most recently served as Chief Financial Officer of Essilor of America, Inc., a subsidiary of EssilorLuxottica, a global leader in ophthalmic products, where he was responsible for leading all aspects of financial strategy and operations, including FP&A, Investor Relations, Tax, Treasury, M&A, Audit, Pricing and Capital Allocation for the $4 billion Americas region. Prior to EssilorLuxottica, Mr. Etta served as Worldwide Vice President and Chief Financial Officer at Johnson & Johnson Vision from 2015 to 2019, where he led finance operations and oversaw a 250-person team for this $3 billion global business. Mr. Etta also spent nine years at The Coca-Cola Company, where he held various senior finance roles. Earlier in his career, Mr. Etta served as Business Analysis Manager at Microsoft Corporation, Senior Supply Chain Analyst at Eli Lilly and Company, and Analyst of International Investments Fund at The Carlyle Group. Mr. Etta began his career as a Senior Accountant at Orano Cycle (previously Cogema). He earned a Master of Business Administration in Finance from Howard University and a Bachelor of Science in Accounting from George Mason University.

About Omnicell

Since 1992, Omnicell has been committed to transforming the pharmacy care delivery model in an effort to optimize financial and clinical outcomes across all settings of care. Through a comprehensive portfolio of automation and advanced services, Omnicell is uniquely positioned to address evolving healthcare challenges, connect settings of care, and streamline the medication management process. Healthcare facilities worldwide partner with Omnicell to help increase operational efficiency, reduce medication errors, improve patient safety, and enhance patient engagement and adherence, helping to reduce costly hospital readmissions. To learn more, visit omnicell.com.

From time to time, Omnicell may use the Company’s investor relations website and other online social media channels, including its Twitter handle www.twitter.com/omnicell, LinkedIn page www.linkedin.com/company/omnicell, and Facebook page www.facebook.com/omnicellinc, to disclose material non-public information and comply with its disclosure obligations under Regulation Fair Disclosure (“Reg FD”).

OMNICELL and the Omnicell logo are registered trademarks of Omnicell, Inc. or one of its subsidiaries.

Forward-Looking Statements

To the extent any statements contained in this press release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, statements including the words “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “plan,” “potential,” “anticipate,” “believe,” “forecast,” “guidance,” “outlook,” “goals,” “target,” “estimate,” “seek,” “predict,” “project,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the occurrence of many events outside Omnicell’s control. Such statements include, but are not limited to, Omnicell’s expectations regarding the new chief financial officer appointment and related transition, impact on business strategy, integration activities and operational efficiency and statements about Omnicell’s strategy, plans, objectives, goals, and vision. Actual results and other events may differ significantly from those contemplated by forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, (i) unfavorable general economic and market conditions, including the impact and duration of inflationary pressures, (ii) ability to realize the benefits of our expense containment efforts, (iii) Omnicell’s ability to recruit and retain skilled and motivated personnel, (iv) Omnicell’s ability to take advantage of growth opportunities and develop and commercialize new solutions and enhance existing solutions, (v) reduction in demand in the capital equipment market or reduction in the demand for or adoption of our solutions, systems, or services, (vi) delays in installations of our medication management solutions or our more complex medication packaging systems, (vii) risks related to Omnicell’s investments in new business strategies or initiatives, including its transition to selling more products and services on a subscription basis, and its ability to acquire companies, businesses, or technologies and successfully integrate such acquisitions, (viii) risks related to failing to maintain expected service levels when providing our Advanced Services or retaining our Advanced Services customers, (ix) Omnicell’s ability to meet the demands of, or maintain relationships with, its institutional, retail, and specialty pharmacy customers, (x) continued and increased competition from current and future competitors in the medication management automation solutions market and the medication adherence solutions market, and (xi) other risks and uncertainties further described in the “Risk Factors” section of Omnicell’s most recent Annual Report on Form 10-K, as well as in Omnicell’s other reports filed with or furnished to the United States Securities and Exchange Commission (“SEC”), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date of this press release. Omnicell assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.

OMCL-E